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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): March 30, 2000


             SSB VEHICLE SECURITIES INC., (as depositor under the
           Sale and Servicing Agreement, dated as of March 1, 2000)

                          SSB VEHICLE SECURITIES INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                333-63005-02                   N/A
-------------------------------   -------------            -------------------
(State or Other Jurisdiction of    (Commission             (I.R.S. Employer
        Incorporation)             File Number)            Identification No.)

                             390 Greenwich Street
                           New York, New York 10013
                 ---------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 816-6000
                                                          ----- --------

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

Item 5.   Other Events.
----      ------------

Filing of certain Agreements


     On March 30, 2000, SSB Vehicle Securities Inc. ("SSB") entered into a sale and servicing agreement dated as of March 1, 2000 (the "Sale and Servicing Agreement"), by and among SSB, as depositor, Huntington Auto Trust 2000-A (the "Issuer"), as issuer, The Huntington National Bank, as seller and servicer, and The Chase Manhattan Bank ("Chase") as indenture trustee. The Sale and Servicing Agreement is attached hereto as Exhibit 10.1.

     On March 30, 2000, the Issuer and Chase entered into an indenture dated as of March 1, 2000 (the "Indenture"). On March 30, 2000, SSB and Wilmington Trust Company entered into a trust agreement (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Information and Exhibits.
------------------------

(a)    Financial Statements of businesses acquired.

       Not applicable.

(b)    Pro Forma financial information.

       Not applicable.

(c)    Exhibit No.                                 Description
       ----------                                  -----------

           4.1                                     Indenture

           4.2                                     Trust Agreement

           10.1                                    Sale and Servicing Agreement

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SSB VEHICLE SECURITIES INC.



                                          By:  /s/ Ted Yarbrough
                                               --------------------
                                               Name:  Ted Yarbrough
                                               Title: Assistant Vice President



Dated:  April 11, 2000

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                                 Exhibit Index
                                 -------------

Exhibit                                                                  Page
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4.1     Indenture..........................................................
4.2     Trust Agreement....................................................
10.1    Sale and Servicing Agreement.......................................